UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

PS BUSINESS PARKS, INC.

(Exact Name of Registrant as Specified in its Charter)

California	1-10709	95-4300881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of Principal Executive Offices)	(Zip Code)

(818) 244-8080

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 8, 2015, PS Business Parks, Inc. announced that it is calling for redemption on October 15, 2015 all outstanding depositary shares representing interests in its 6.875% Cumulative Preferred Stock, Series R (NYSE:PSBPrR) at $25 per share plus accrued dividends from October 1, 2015 through the date of redemption.  The aggregate redemption amount, before payment of accrued dividends, to be paid to all holders of the depositary shares is $75.0 million. A copy of the press release announcing the redemption is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 99.1—Press Release dated September 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date: September 8, 2015

By:	/s/ Edward A. Stokx
Edward A. Stokx
Chief Financial Officer

Exhibit Index

Exhibit 99.1—Press Release dated September 8, 2015